Exhibit 10.20

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

COLLABORATION AGREEMENT

between

LONZA SALES AG

and

ONCOMED PHARMACEUTICALS, INC.

1.	DEFINITIONS	1

2.	TERM	3

3.	PREFERRED SUPPLIER STATUS	3

4.	SERVICES PRICING	4

5.	AMENDMENT TO MSA	5

6.	BETA TESTING	5

7.	MULTI-PRODUCT LICENSE	5

8.	PROJECT MANAGEMENT	6

9.	REPRESENTATIONS AND WARRANTIES; LIABILITY	6

10.	CONFIDENTIALITY	7

11.	TERMINATION	8

12.	GOVERNING LAW, JURISDICTION AND ENFORCEABILITY	9

13.	MISCELLANEOUS	10

SCHEDULES

Schedule 1 – Services Pricing

-i-

THIS COLLABORATION AGREEMENT (this “Agreement”) is entered into this 22nd day of August, 2012 (“Effective Date”), between:

1.	LONZA SALES AG, incorporated and registered in Switzerland whose registered office is at Munchensteinerstrasse 38, CH-4002, Basel, Switzerland (“Lonza”), and

2.	ONCOMED PHARMACEUTICALS, INC., incorporated in Delaware whose office is at 800 Chesapeake Drive, Redwood City, CA 94063, USA (“OncoMed”).

RECITALS:

A. OncoMed is researching, developing, and commercializing certain proprietary products, including without limitation antibodies, for therapeutic use and requires manufacture of such products for use in research, development and commercial activities;

B. Lonza and its Affiliates (as defined below) have expertise in the production of products, including without limitation antibodies, for therapeutic use;

C. The Parties (as defined below) have entered into the Master Services Agreement, dated May 21, 2007, as amended from time-to-time (the “MSA”), pursuant to which OncoMed has engaged Lonza to develop certain technology for manufacturing, and manufacture, bulk supplies of certain of OncoMed’s products at OncoMed’s request as well as perform certain other process development services;

D. OncoMed wishes, in accordance with (i) Clause 16.4 of the Research Evaluation Agreement, dated 9 October 2006, as amended from time to time (the “REA”), pursuant to which Lonza granted to OncoMed a non-exclusive license to use [***] and intellectual property rights relating thereto for research evaluation purposes, (ii) Section 4 of Amendment No. 2 to the REA, dated December 5, 2008, and (iii) the MSA, to obtain a license, under intellectual property rights owned or otherwise controlled by Lonza, to manufacture certain of OncoMed’s proprietary products, and accordingly the Parties are entering into a multi-product license agreement, effective as of the Effective Date, which sets forth the terms and conditions of such license grant (the “Multi-Product License Agreement”); and

G. Lonza and OncoMed also wish to enter into this Agreement to provide parameters under which the Parties will work together and/or grant each other rights under the REA, the Multi-Product License Agreement, and the MSA, and Lonza will be OncoMed’s preferred supplier of OncoMed’s requirements for manufacturing and certain other process development services for Biopharmaceutical Products (as defined below).

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Definitions.

1.1. Except as otherwise defined in this Agreement, the capitalized terms set forth in this Agreement have the meanings set forth in the MSA.

1.2. The following terms have the meanings set forth below:

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“Batch Price” means the price payable to Lonza in respect of its delivery of a Batch supplied by Lonza as determined pursuant to Section 4, subject to Note 1 in Schedule 1.

“Biopharmaceutical Product” means a [***].

“ESC” means the executive steering committee established pursuant to Section 8.1.1.

“Facility” means the facility of Lonza’s Affiliate at 228 Bath Road, Slough, SL1 4DX, UK.

“JPT” means the joint project team established pursuant to Section 8.1.2.

“MSA” has the meaning set forth in the Recitals.

“Multi-Product License Agreement” has the meaning set forth in the Recitals.

“Parties” means both Lonza and OncoMed.

“Party” means one of Lonza or OncoMed.

“Producer Price Index” or “PPI” means the [***], or, with respect to the applicable Product, the equivalent index in the country in which such Product is manufactured. If such index is discontinued and there is no direct successor index, the ESC shall designate an appropriate index that approximates as closely as possible the PPI.

“Product” means any OncoMed Biopharmaceutical Product that is manufactured by Lonza for OncoMed under the MSA.

“Quality Agreement” means the applicable agreement, entered into by the Parties, that defines the quality roles and responsibilities of each party in connection with the manufacture of each Product by Lonza pursuant to the MSA.

“Raw Materials” means ingredients, additives, purification resins, and reagents, which are purchased or used by Lonza in the performance of the Services.

“REA” has the meaning set forth in the Recitals.

“Services” shall mean the services described in Schedule 1 or otherwise agreed to by the Parties in writing after the Effective Date, including without limitation in any Product Schedule to the MSA that is agreed to by the Parties in writing after the Effective Date.

“Strategic Partner” has the meaning set forth in the Multi-Product License Agreement.

“System” has the meaning set forth in the REA.

“Third Party” or “Third Parties” means any person or corporate entity other than OncoMed, Lonza, or any Affiliate of either OncoMed or Lonza.

1.3. Unless the context requires otherwise, references to the singular include the plural and vice versa, references to Schedules are references to schedules to this Agreement, and references to Articles and Sections are references to the articles and sections of this Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.	Term.

2.1. This Agreement shall take effect on the Effective Date and shall, unless sooner terminated pursuant to Sections 11.1 or 11.2, remain in effect for two and a half (2.5) years from the Effective Date (the “Initial Term”), unless extended pursuant to Sections 2.2 and, if applicable, 2.3.

2.2. Notwithstanding Section 2.1, unless terminated by OncoMed or Lonza by written notice to the other party or before the date that is six (6) months prior to the end of the Initial Term, the term of this Agreement shall be automatically extended by one additional period of two and a half (2.5) years.

2.3. Notwithstanding Sections 2.1 and 2.2, if the term of this Agreement automatically extends by an additional period of two and a half (2.5) years pursuant to Section 2.2, then upon agreement in writing by OncoMed and Lonza on or before the date that is six (6) months prior to the end of such extended term, the term of this Agreement shall be extended by two (2) additional years.

3.	Preferred Supplier Status

3.1. Lonza shall provide Services for OncoMed pursuant to the terms and conditions of this Agreement and the MSA.

3.2. In consideration of Lonza’s agreement to the pricing schedule set forth in Schedule 1, or otherwise agreed upon during the term of this Agreement, and other rights granted by Lonza herein, Lonza shall be OncoMed’s preferred supplier for all manufacturing or other process development services for Biopharmaceutical Products as set forth in, and subject to, Section 3.3.

3.3. Preferred Supplier Terms.

3.3.1. If OncoMed requires any manufacturing or other process development services for Biopharmaceutical Products, except as otherwise expressly provided in this Section 3.3, [***] OncoMed shall so notify Lonza. In such case, the Parties shall conduct good faith discussions for not less than a [***]. If during such [***] period OncoMed believes that [***] OncoMed shall so notify the ESC, and the ESC shall meet and discuss such matter. If within such [***] period, the ESC fails to resolve whether [***], then such matter will be submitted for resolution by [***] If such [***] still do not resolve whether Lonza can meet such [***] within [***] of such matter being submitted for their input, then OncoMed shall be [***]. However, solely for purposes of determining [***]. In any event, if the Parties commence discussions, but do not enter into an agreement with respect to such activities for the relevant Biopharmaceutical Product, within the foregoing [***] period (as may be extended by the foregoing [***] period, if applicable), OncoMed shall be [***].

3.3.2. Notwithstanding Section 3.3.1, if OncoMed is developing and/or commercializing a Biopharmaceutical Product [***], and [***]. In such event, OncoMed shall notify the ESC promptly after OncoMed becomes aware of such [***].

3.3.3. OncoMed shall have no obligations to Lonza pursuant to Section 3.3.1 if Lonza, prior to the time OncoMed requires such services, has committed a material breach of this Agreement, the MSA or the Multi-Product License Agreement and has failed to cure such breach in accordance with the provisions of the relevant agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.3.4. If, at any time after Lonza has commenced manufacture of a Biopharmaceutical Product under the MSA or any other agreement between the Parties, OncoMed believes that Lonza is [***] for such Biopharmaceutical Product as to [***] OncoMed shall so notify the ESC, and the ESC shall meet and discuss such matter. If the ESC fails to resolve whether Lonza can meet such [***] within [***] after such issue is submitted to it for resolution, then such matter will be submitted for resolution by the ESC to [***]. If such [***] still do not resolve whether Lonza can meet such [***] within [***] of such matter being submitted for their input, then OncoMed shall be [***]. However, solely for purposes of determining [***], the issue of whether Lonza is able and willing to meet such [***], if not resolved by such [***] within the foregoing [***] shall be submitted for resolution pursuant to [***].

3.3.5. If it is determined or decided pursuant to Section 3.3.4 that Lonza is [***] to meet OncoMed’s [***] and in such case Sections 3.2 and 3.3.1 shall no longer apply with respect to such Biopharmaceutical Product.

3.3.6. For clarity, Clause 6.5 of the MSA shall continue to apply with respect to any Biopharmaceutical Product that is manufactured by a Third Party as described in this Section 3.3, and the licenses set forth in Clause 4 of the Multi-Product License Agreement and the payment obligations set forth in Clause 5.2(a) of the Multi-Product License Agreement shall also continue to apply with respect to any such Biopharmaceutical Product, in addition to any applicable [***] with respect to such Biopharmaceutical Product that may be due from OncoMed to Lonza as determined in accordance with the [***].

3.4. On or before the last day of each calendar quarter during the term of this Agreement, OncoMed shall provide to Lonza a non-binding rolling forecast schedule of its demand for Lonza’s manufacturing or other process development services from Lonza for OncoMed’s Biopharmaceutical Products, on a product-by-product basis (including but not limited to orders for Batches), for at least the [***] (each, a “Forecast Schedule”). Each Forecast Schedule for shall be broken down on a quarterly basis. The first such relevant Forecast Schedule shall be provided within [***] after the Effective Date. No later than [***] following Lonza’s receipt of a Forecast Schedule, Lonza shall respond to OncoMed in writing with Lonza’s ability to meet the Forecast Schedule and provide the estimated commencement date of each Batch and the estimated delivery date of each Batch. Notwithstanding the foregoing, OncoMed acknowledges and agrees that such written response from Lonza shall not constitute a binding obligation upon Lonza to supply the amounts set forth in such Forecast Schedule.

3.5. All Products shall be manufactured in accordance with the MSA and the Quality Agreement. In addition, Lonza will promptly notify OncoMed of any material delays or cost increases affecting its performance of Services that it experiences or that it anticipates are reasonably likely to arise during the performance of the Services.

3.6. This Article 3 shall not apply with respect to the manufacture and supply by [***] to OncoMed of [***].

4.	Services Pricing

4.1. Subject to Sections 4.2 and 4.3, from the Effective Date, OncoMed shall pay Lonza for the supply by Lonza of Services, the applicable price specified in Schedule 1 and, as applicable, as set forth in Section 5 of the Multi-Product License Agreement. The price of any Services not included in Schedule 1 shall be [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.2. From 1 January of each year during the term of this Agreement after 2011, the prices specified on Schedule 1 [***].

4.3. In addition to price changes pursuant to Section 4.2, the prices shall be changed to reflect: (a) [***]; and (b) [***] provided that, in each of (a) and (b), OncoMed has received [***].

5.	Amendment to MSA

5.1. For the term of this Agreement only, Clause 9.2 of the MSA shall be deleted in its entirety and replaced with the following:

“9.2	OncoMed may in its sole discretion Terminate this Agreement at any time for any reason or no reason effective thirty (30) days after notice of such Termination is provided in writing to Lonza. For purposes of clarification, “Terminate or Termination” as used in this Section 9 shall refer to an ending of this Agreement and the business relationship between OncoMed and Lonza such that Lonza ceases, and is no longer obligated, to provide, in the future, Services to OncoMed relating to any of its products. In the event of Termination pursuant to this Clause 9.2 or Delay pursuant to Clause 9.3 below, and in each case subject to Clauses 9.4 and 9.5, OncoMed shall pay Lonza in accordance with the principles of Clause 9.1 above plus:

(a) in the event a notice to Terminate or Delay Services pursuant to Clause 9.2 or 9.3 is issued to Lonza [***] before Lonza’s then agreed-upon start date for any stage of those Services which include activities [***] or is issued to Lonza at any time during any such stage, OncoMed shall [***]. Such [***] within [***] after the [***]; or

(b) in the event notice to Terminate or Delay Services pursuant to Clause 9.2 or 9.3 is issued to Lonza [***] before Lonza’s then agreed-upon start date for any stage of those Services which include activities [***] OncoMed shall [***].”

6.	Beta Testing

6.1. Lonza, as a supplier of Services, and OncoMed, as proprietor of Biopharmaceutical Products, have established that it will be mutually advantageous to both Parties to work together to further develop Lonza’s new technologies applicable to the Services. Accordingly, OncoMed may, but is not obligated to, perform [***]. For clarity, except for the right to perform [***], OncoMed shall not obtain any rights under this Agreement or the Multi-Product License Agreement to [***] unless otherwise mutually agreed to by the Parties.

7.	Multi-Product License

7.1. The Parties are entering into the Multi-Product License Agreement, effective as of the Effective Date in accordance with Clause 16.4 of the REA and to set forth additional terms and conditions relating to Biopharmaceutical Products expressed using the System.

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8.	Project Management

8.1. Establishment of Committees. Promptly following the Effective Date, Lonza and OncoMed shall establish:

8.1.1. an ESC consisting of senior management from both OncoMed and Lonza, and having responsibility for the strategic direction of the collaboration. The ESC shall be comprised of equal numbers of representatives (not to exceed [***]) of each Party, and shall meet quarterly, with at least [***] face-to-face meetings each year. Promptly upon establishment of the foregoing ESC, the ESC shall meet to prepare such procedures and mechanisms as may be reasonably necessary for its operation to assure the most efficient conduct of each Party’s obligations under this Agreement.

8.1.2. a JPT with the responsibility of performing the detailed implementation of each phase of the Services. The JPT shall be comprised of approximately equal numbers of representatives of each Party, with the appropriate expertise and seniority to represent the applicable functional area, and shall meet at least monthly, with more frequent contact as necessary by telephone and e-mail to support individual projects.

8.2. Function of Executive Steering Committee. Without limiting the functions of the ESC set out elsewhere in this Agreement, the role of the ESC shall be to:

8.2.1. Oversee, coordinate and expedite the performance of this Agreement;

8.2.2. Resolve disputes arising between the Parties under this Agreement, as provided in Section 12.2;

8.2.3. Monitor the progress of the relevant Services;

8.2.4. Plan and assess needs for future supply of Services, including the Forecast Schedule; and

8.2.5. Monitor the Parties’ beta testing activities described in Section 6.

8.3. Function of Joint Project Team: Without limiting the functions of the JPT set out elsewhere in this Agreement, the role of the JPT shall be to facilitate the smooth running of the collaboration including appropriate demand and supply planning.

8.4. Limitations. Neither the ESC nor the JPT is empowered to amend the terms of this Agreement.

9.	Representations and Warranties; Liability.

9.1. Representations and Warranties. Each Party represents and warrants to the other Party, as of the Effective Date, that:

9.1.1. such Party is duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation and is authorized to do business to the extent necessary to fulfill its obligations hereunder;

9.1.2. such Party is duly authorized to execute and deliver this Agreement and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate or partnership action;

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9.1.3. this Agreement is legally binding upon such Party, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over such Party; and

9.1.4. THESE WARRANTIES ARE EXPRESSLY IN LIEU OF AND EXCLUDE, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, ARISING BY OPERATION OF LAW OR OTHERWISE. Notwithstanding anything to the contrary in the foregoing, the MSA, REA and Multi-Product License Agreement contain other representations and warranties which shall continue to apply as provided therein.

9.2. Disclaimer of Consequential Damages. EXCEPT FOR DAMAGES ARISING OUT OF ANY BREACH OF SUCH PARTY’S CONFIDENTIALITY OBLIGATIONS SET FORTH IN ARTICLE 10, NEITHER PARTY HERETO SHALL BE LIABLE TO THE OTHER FOR THE FOLLOWING LOSSES OR DAMAGES HOWSOEVER CAUSED (EVEN IF FORESEEABLE OR IN THE CONTEMPLATION OF LONZA OR ONCOMED SHOULD HAVE BEEN FORESEEABLE) TO THE EXTENT ARISING IN CONNECTION WITH ACTIVITIES CONDUCTED UNDER THIS AGREEMENT:

9.2.1. LOSS OF PROFITS, BUSINESS OR REVENUE, OR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY THE OTHER PARTY OR ANY OTHER PERSON; OR

9.2.2. PUNITIVE, EXEMPLARY, OR MULTIPLE DAMAGES WHETHER SUFFERED BY THE OTHER PARTY OR ANY OTHER PERSON.

10.	Confidentiality.

10.1. Confidential Information. Both Parties acknowledge that the information delivered pursuant to this Agreement is delivered subject to obligations of confidentiality. Each Party agrees to keep the other Party’s information secret and confidential, respect the other Party’s proprietary rights therein and to make use of and permit to be made use of such information only for the purposes of performing their obligations under this Agreement, the Multi-Product License Agreement, the REA or the MSA, and shall not, unless the other Party provides its prior written consent, disclose or permit the information to be disclosed to any third party, except as expressly provided herein.

10.2. Disclosure to Affiliates, employees, etc. OncoMed and Lonza each shall grant access to confidential information of the other Party only to Affiliates, employees, consultants, and contractors, or, with respect to OncoMed, to its sublicensees and/or collaborators with respect to Biopharmaceutical Products, who reasonably need to know such information for legitimate purposes and who are subject to the same obligations of confidentiality as Lonza and OncoMed under appropriate secrecy agreements.

10.3. Third Parties. Lonza and OncoMed each undertake not to disclose or permit to be disclosed to any Third Party except as expressly provided herein, or otherwise make use of or permit to be made use of, any trade secrets or confidential information relating to the technology, business affairs or finances of the other, any Affiliate of the other, or of any suppliers, agents, distributors, licensees or other sublicensees of the other which come into its possession under this Agreement.

10.4. Exceptions. The confidentiality obligations under this Article 10 shall not extend to any information which:

10.4.1. Is or becomes generally available to the public otherwise than by reason of a breach by the receiving Party of the provisions of this Article 10;

10.4.2. Is known to the receiving Party prior to its receipt from the disclosing Party free of any confidentiality obligation to any Third Party;

10.4.3. Is subsequently disclosed to the receiving Party without being made subject to an obligation of confidence by a Third Party; or

10.4.4. The receiving Party can demonstrate by competent evidence was independently discovered by the receiving Party or its employees without reference to any information received from the other Party.

10.5. Lonza or OncoMed may each disclose confidential information of the other party it is required to disclose under any statutory, regulatory, stock exchange or similar legislative requirement or court order; provided however, that (i) the receiving party gives the disclosing party prior written notice of such required disclosure and assists the disclosing party in its reasonable efforts to prevent or limit such disclosure; and (ii) the information so disclosed pursuant to this Section 10.5 otherwise remains Lonza information or OncoMed information, as the case may be, for the purposes of this Article 10.

10.6. Notwithstanding anything to the contrary in this Agreement, each Party may disclose confidential information of the other Party to potential and actual collaborators, sublicensees, acquirers, merger partners, assignees permitted under Section 13.1, subcontractors, investment bankers, investors, lenders, or other financial partners for purposes relating to OncoMed’s Biopharmaceutical Products or providing legal, financial, or business advice to OncoMed, provided that any such Third Party agrees to be bound by reasonable obligations of confidentiality and non-use, and the disclosing Party [***].

10.7. No License. Each Party acknowledges that, except as expressly provided herein or pursuant to a separate agreement between the Parties existing now or entered into in the future, such Party shall not by virtue of this Agreement at any time have any right, title, license or interest in or to the information provided by the other Party or any other intellectual property rights which are owned by the other Party or its Affiliates or to which the other Party or its Affiliates is otherwise entitled.

11.	Termination.

11.1. Termination for Cause. Lonza and OncoMed may each terminate this Agreement forthwith by notice in writing to the other upon the occurrence of any of the following events:

11.1.1. If the other materially breaches this Agreement, and (in the case of a breach capable of remedy) such breach is not remedied within sixty (60) days of the receipt by the other of notice identifying the breach and requiring its remedy;

11.1.2. If the MSA is terminated; or

11.1.3. If the other ceases for any reason to carry on business, dissolves, liquidates, winds up, or files or is petitioned into bankruptcy, liquidation, rehabilitation or dissolution or becomes insolvent or fails generally to pay its debts or obligations or a petition is

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filed and not dismissed within thirty (30) days seeking the appointment of or the taking possession by a receiver custodian, trustee or similar official.

11.2. Effect of Termination Generally. Upon the termination of this Agreement for whatever reason:

11.2.1. Lonza shall promptly return all OncoMed information provided by OncoMed under this Agreement (to the extent legal or regulatory requirements permit) and any materials derived therefrom, as directed by OncoMed;

11.2.2. OncoMed shall promptly return all Lonza information provided by Lonza under this Agreement (to the extent legal or regulatory requirements permit) and any materials derived therefrom (except Product), as directed by Lonza except to the extent OncoMed retains rights to use the same pursuant to the REA, the MSA, or the Multi-Product License Agreement;

11.2.3. Neither Party shall thereafter exploit the other Party’s information received pursuant to this Agreement in any way. No licenses shall arise or be deemed to have arisen hereunder either by default, estoppel or otherwise except as expressly set forth herein; and

11.2.4. Lonza and OncoMed shall do all such acts and things and shall sign and execute all such deeds and documents as the other may reasonably require to evidence compliance with this Section 11.2.

11.3. Accrued Rights. The end of the term or prior termination of this Agreement for whatever reason shall not affect the accrued rights of either Lonza or OncoMed arising under this Agreement and the provisions of Sections 9.2, 11.2 and 11.3, and Articles 1, 10, 12 and 13 shall survive termination of this Agreement and remain in full force and effect.

12.	Governing Law, Jurisdiction and Enforceability.

12.1. Governing Law. The validity, construction and performance of this Agreement shall be governed by the law of the State of New York, USA, without giving effect to the principles of conflicts of law thereof, and the parties agree to the jurisdiction of the courts in such State. Except as otherwise set forth in Section 12.2, either Party shall have the right to bring proceedings in any other jurisdiction for the purposes of enforcing a court judgment or order.

12.2. Dispute Resolution.

12.2.1. In the event of the failure on the part of any required representative of the Parties or the ESC to resolve any matter required by this Agreement to be agreed, or in the event of any other dispute or claim arising between the Parties under this Agreement, the Parties shall attempt by good faith negotiations to resolve such dispute or claim between them by reference to the President of Lonza and the Chief Executive Officer of OncoMed, who shall negotiate in good faith during a period of not less than [***] to resolve such matter, dispute or claim. In the event the Parties are unable to resolve such dispute or claim within the required time, either Party may, by written notice to the other Party, invoke the mediation procedure set out in Section 12.2.2, or, if neither Party invokes such mediation procedure, the dispute may be submitted by either Party for resolution by a court of competent jurisdiction in accordance with Section 12.1.

12.2.2. If a dispute arises between the Parties that the Parties cannot resolve pursuant to Section 12.2.1, the Parties agree to attempt in good faith to resolve such dispute by mediation administered by JAMS (Judicial Arbitration and Mediation Services, Inc.) in New York,

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NY, USA, except as otherwise provided in Sections 3.3.1 and 3.3.4. The Parties agree that they shall share equally the cost of any mediation fees, and the cost of the mediator. Each Party must bear its own attorney’s fees and associated costs and expenses. The place of any mediation shall be at JAMS in New York, NY USA. If efforts at mediation are unsuccessful within [***] of either Party referring the dispute to mediation, the dispute may be submitted by either Party for resolution by a court of competent jurisdiction in accordance with Section 12.1. For clarity, in the case of a dispute concerning [***].

12.3. No Waiver. No failure or delay on the part of either Party to exercise any right or remedy under this Agreement shall be construed or operated as a waiver thereof nor shall any single or partial exercise of any right or remedy under this Agreement preclude the exercise of any other right or remedy or preclude the further exercise of such right or remedy as the case may be. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies provided by law.

12.4. Severability. If any provision or term of this Agreement or any part thereof shall become or be declared illegal, invalid or unenforceable for any reason whatsoever, including but without limitation by reason of the provisions of any legislation or other provisions having the force of law or by reason of any decision of any court or other body or authority having jurisdiction over the parties hereto or this Agreement, such terms or provisions shall be divisible from this Agreement and shall be deemed to be deleted from this Agreement in the jurisdiction in question provided always that if any such deletion substantially affects or alters the commercial basis of this Agreement either Party shall have the right to terminate this Agreement by giving sixty (60) days written notice of such termination to the other Party.

13.	Miscellaneous.

13.1.	Assignment; Change of Control.

13.1.1. Neither Party shall be entitled to assign this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that each Party shall be entitled without the prior written consent of the other Party to assign this Agreement to an Affiliate or to any joint venture company of which such Party is the beneficial owner of fifty percent (50%) or more of the issued share capital thereof, or in connection with a merger, consolidation or sale of such Party or sale of all or substantially all of such Party’s assets to which this Agreement relates. Any assignment inconsistent with this Section 13.1.1 shall be null and void.

13.1.2. In the event of any Change of Control of OncoMed, Sections [***] shall no longer apply following the closing of the relevant transaction to any Biopharmaceutical Product that is [***]. For purposes of this Section 13.1.2, “Change of Control” means the occurrence of any of the following:

(a) OncoMed’s entering into a merger, consolidation or sale of a controlling interest in OncoMed or sale of all or substantially all of its assets to which this Agreement relates with or to [***], unless, following such transaction , (i) the individuals and entities who were the beneficial owners of the outstanding voting securities of OncoMed immediately prior to such transaction beneficially own, directly or indirectly, [***] of the then outstanding voting securities entitled to vote generally in the election of directors or similar governing persons of the corporation or other entity resulting from such transaction (“Successor”), and (ii) [***] of the members of the Board of Directors or similar governing body of the Successor were members of the Board of Directors of

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OncoMed at the time of the execution of the initial agreement, or the action of the Board of Directors of OncoMed, governing such transaction; or

(b) any transaction in which [***] acquires beneficial ownership of securities of OncoMed representing [***] of the then outstanding securities of OncoMed;

provided, however, that, notwithstanding subsections (a) or (b) above, neither the sale of OncoMed’s securities in an underwritten public offering of OncoMed’s securities to multiple non-affiliated investors, nor the grant of a license by OncoMed to [***] shall constitute a Change of Control.

13.1.3. This Agreement shall be binding upon the successors and permitted assigns of the Parties, and the name of a Party appearing herein shall be deemed to include the names of its successors and assigns provided always that nothing herein shall permit any assignment by either Party except as expressly provided herein.

13.2. Publicity. The text of any press release or other communication to be published by or in the media concerning the subject matter of this Agreement (not previously published pursuant to this Section 13.2) shall require the prior written approval of Lonza and OncoMed, except to the extent required by Applicable Law, where prior approval is so required, the other Party shall have [***] to consent to the publication of such announcement, such consent not to be unreasonably withheld.

13.3. Entire Agreement. This Agreement, the Multi-Product License Agreement, the MSA, and the REA embody and set forth the entire agreement and understanding of the Parties and supersede all prior and contemporaneous oral and written agreements, understandings or arrangements relating to the subject matter of this Agreement, the REA, the MSA, and the Multi-Product License Agreement. Neither Party shall be entitled to rely on any agreement, understanding or arrangement which is not expressly set forth in this Agreement, the REA, the MSA, and the Multi-Product License Agreement.

13.4. Continuing Effect of the MSA. Except as explicitly varied herein, the MSA, REA and Multi-Product License Agreement shall each continue in full force and effect in accordance with their respective terms. In case of conflict between:

13.4.1. this Agreement and the MSA relating to the performance of the Services, the MSA shall govern and control;

13.4.2. this Agreement and the REA relating to the use of the System prior to commercial use or in vivo clinical studies, the REA shall govern and control;

13.4.3. this Agreement and the Multi-Product License Agreement relating to the commercial use of the System, the Multi-Product License Agreement shall govern and control.

13.5. Independent Contractor. Each Party acts as an independent contractor and nothing in this Agreement shall be construed to create a relationship of partnership, principal and agent, or joint venture between the Parties.

13.6. Notices. Any notice or other communication to be given under this Agreement shall be delivered personally or sent by first class pre-paid registered or certified mail, return receipt requested, nationally recognized courier service or facsimile transmission addressed as follows:

If to OncoMed, to:

OncoMed Pharmaceuticals, Inc.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

800 Chesapeake Drive

Redwood City, CA 94063

USA

Facsimile: 1-650-995-4570

For the attention of President and CEO

If to Lonza, to:

Lonza Sales AG

Munchensteinerstrasse 38, CH-4002,

Basel, Switzerland

Facsimile: [            ]

For the attention of: General Counsel

With a copy to:

Lonza Biologics plc

228 Bath Road

Slough

Berkshire SL1 4DX

England

Facsimile: +44 1753 777001

For the attention of: UK General Counsel

or to such other address as either Party hereto may hereafter notify the other in accordance with the provisions of this Section 13.6. All such notices and documents shall be in the English language. All such notices or other communications shall be deemed to have been delivered as follows:

13.6.1. If delivered personally, at the time of such delivery;

13.6.2. If sent by registered or certified mail, five (5) business days (Saturdays, Sundays and public holidays excluded) after mailing;

13.6.3. If sent by facsimile, upon receipt of the transmission confirmation slip showing completion of the transmission;

13.6.4. If sent by courier service, two (2) days after being dispatched.

13.7. Interpretation.

13.7.1. The headings in this Agreement are for convenience of reference only and shall not constitute part of this Agreement.

13.7.2. Where appropriate words denoting a singular number only shall include the plural and vice versa.

13.7.3. Reference to any statute or statutory provision includes a reference to the statute or statutory provision as from time to time amended, extended or re-enacted.

13.8. Counterparts; Electronic Delivery. This Agreement may be executed in several counterparts, each of which is an original but all of which shall constitute one instrument. Signatures to this Agreement transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as physical delivery of the paper document bearing original signature.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective representatives thereunto duly authorised as of the Effective Date.

Signed for and on behalf of	/s/ Gerry Kennedy
LONZA SALES AG	Gerry Kennedy

Authorised Signatory TITLE

Signed for and on behalf of	/s/ Jeetendra Vaghjiani
LONZA SALES AG	Jeetendra Vaghjiani

Authorised Signatory TITLE

Signed for and on behalf of	/s/ Paul J. Hastings
ONCOMED PHARMACEUTICALS, INC	Paul J. Hastings

President and CEO. TITLE

[Signature page to Collaboration Agreement]

14

SCHEDULE 1

Services Pricing

It is assumed that the Services will fit the current facility operating conditions and within the stages below, certain assumptions have been listed. Where there are indications that there may be a requirement for additional equipment, processing time or other non-standard operability criteria, as listed above, this requirement for additional equipment, processing time or other non-standard operability criteria will be agreed by Lonza and the OncoMed prior to commencement of the relevant stage, subject to terms and conditions to be agreed between Lonza and the OncoMed.

Note:

1. All Batch Prices listed exclude Raw Materials, the costs of which Raw Materials shall be subject to the handling fee as set forth in the MSA.

15

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[***]	Three pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.